EXHIBIT 10.1

Execution Version

FIFTH INCREMENTAL FACILITY AMENDMENT

FIFTH INCREMENTAL FACILITY AMENDMENT, dated as of November 24, 2021 (this “Amendment”), by and among LATHAM POOL PRODUCTS, INC., a Delaware corporation (the “Borrower”), LATHAM INTERNATIONAL MANUFACTURING CORP., a Delaware corporation (“Holdings”), the Subsidiary Guarantors party hereto, the Fifth Amendment Incremental Term Loan Lenders (as defined below) and NOMURA CORPORATE FUNDING AMERICAS, LLC, as administrative agent (acting through one or more sub-agents or designees, in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit and Guaranty Agreement, dated as of December 18, 2018 (as amended by that certain First Incremental Facility Amendment, dated as of May 29, 2019, that certain Second Incremental Facility Amendment, dated as of October 14, 2020, that certain Third Incremental Facility Amendment, dated as of January 25, 2021, and that certain Fourth Amendment, dated as of March 31, 2021, the “Credit Agreement” and, the Credit Agreement as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), by and among the Borrower, Holdings, each other subsidiary of Holdings from time to time party thereto, each lender from time to time party thereto (the “Lenders”), the Administrative Agent and the other parties thereto, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, pursuant to and in accordance with Section 2.16 of the Credit Agreement, the Borrower may request the establishment of an Incremental Facility by entering into one or more Incremental Joinders with the additional Lenders party thereto, and may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, as reasonably determined by the Administrative Agent and the Borrower, to effect the provisions of Section 2.16 of the Credit Agreement;

WHEREAS, the Borrower has requested Incremental Term Loans in an aggregate principal amount of $50,000,000 (the “Fifth Amendment Incremental Term Loans”), which shall be made a part of the existing tranche of Initial Term Loans, and the proceeds of which shall be used to (i) pay the consideration in respect of the purchase by Borrower of all of the issued and outstanding ownership interests of Trojan Leisure Products, LLC, a New York limited liability company (the “Acquisition”), (ii) pay fees and expenses incurred in connection with the Acquisition, the Fifth Amendment Incremental Term Loans and this Amendment and (iii) for working capital and other general corporate purposes;

WHEREAS, the financial institutions party hereto that have executed and delivered a signature page to this Amendment in the form attached hereto as Exhibit I (the “Lender Addendum”) agree, on the terms and conditions set forth herein and in the Amended Credit Agreement, to provide the Fifth Amendment Incremental Term Loans on the Fifth Amendment Effective Date (as defined below) (the “Fifth Amendment Incremental Term Loan Lenders”); and

WHEREAS, Holdings, the Borrower, the Administrative Agent and the Fifth Amendment Incremental Term Loan Lenders have agreed, upon the terms and subject to the conditions set forth herein, to give effect to the Fifth Amendment Incremental Term Loans and consent to amend the Credit Agreement as set forth herein.

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NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.          Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.          Fifth Amendment Incremental Term Loans. Subject to the satisfaction or waiver of the conditions set forth in Section 3 hereof on the Fifth Amendment Effective Date:

(a)                Each Fifth Amendment Incremental Term Loan Lender, by its execution of a Lender Addendum, agrees to make the Fifth Amendment Incremental Term Loans to the Borrower on the Fifth Amendment Effective Date in an aggregate principal amount set forth under the heading “Fifth Amendment Incremental Term Loan Commitment” opposite such Fifth Amendment Incremental Term Loan Lender’s name in the Lender Addendum of such Fifth Amendment Incremental Term Loan Lender (such commitment, the “Fifth Amendment Incremental Term Loan Commitment”).

(b)                From and after the Fifth Amendment Effective Date, Holdings, the Borrower, the Administrative Agent and the Fifth Amendment Incremental Term Loan Lenders agree that, for all purposes of the Amended Credit Agreement and the other Loan Documents, (i) each Fifth Amendment Incremental Term Loan Lender shall be deemed to be a Term Lender and a Lender under the Amended Credit Agreement, and each Fifth Amendment Incremental Term Loan Lender shall be a party to the Amended Credit Agreement and shall have the rights and obligations of a Lender under the Amended Credit Agreement and (ii) the Fifth Amendment Incremental Term Loans, when funded, shall be made a part of the existing tranche of Initial Term Loans and shall be deemed to be an Initial Term Loan, a Term Loan and a Loan for all purposes under the Amended Credit Agreement and the other Loan Documents, including, but not limited to, the fact that the Fifth Amendment Incremental Term Loans shall bear interest as provided in the Amended Credit Agreement in respect of Initial Term Loans. All Fifth Amendment Incremental Term Loans incurred pursuant to this Amendment will be allocated ratably to each outstanding borrowing of Initial Term Loans that are Eurocurrency Rate Loans under the Credit Agreement for purposes of determining the initial interest rate thereon and Interest Period therefor.

(c)                Section 1.01 of the Credit Agreement is hereby amended by:

(i)	amending and restating the definition of “Initial Term Loans” as follows:

“Initial Term Loans” means (i) prior to the First Amendment Effective Date, the Term Loans made by the Initial Term Lender pursuant to its Initial Term Commitment (the “Closing Date Initial Term Loans”), (ii) on and after the First Amendment Effective Date, (x) the Closing Date Initial Term Loans and (y) the First Amendment Incremental Term Loans, (iii) on and after the Second Amendment Effective Date, (x) the Closing Date Initial Term Loans, (y) the First Amendment Incremental Term Loans and (z) the Second Amendment Incremental Term Loans, (iv) on and after the Third Amendment Effective Date, (w) the Closing Date Initial Term Loans, (x) the First Amendment Incremental Term Loans, (y) the Second Amendment Incremental Term Loans and (z) the Third Amendment Incremental Term Loans, and (v) on and after the Fifth Amendment Effective Date, (v) the Closing Date Initial Term Loans, (w) the First Amendment Incremental Term Loans, (x) the Second Amendment Incremental Term Loans, (y) the Third Amendment Incremental Term Loans and (z) the Fifth Amendment Incremental Term Loans.

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(ii)	inserting the following definitions in appropriate alphabetical order:

“Fifth Amendment Effective Date” has the meaning provided in the Fifth Amendment.

“Fifth Amendment Incremental Term Loan Commitment” means, as to the Fifth Amendment Incremental Term Loan Lenders, their obligation to make Fifth Amendment Incremental Term Loans on the Fifth Amendment Effective Date in an aggregate principal amount of $50,000,000.

“Fifth Amendment Incremental Term Loan Lenders” has the meaning provided in the Fifth Amendment.

“Fifth Amendment Incremental Term Loans” has the meaning provided in the Fifth Amendment.

“Fifth Amendment” means the Fifth Incremental Facility Amendment, dated as of November 24, 2021, by and among Holdings, the Borrower, the lenders party thereto and the Administrative Agent.

(d)                Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 2.01(a) The Initial Borrowings. (a) The Initial Term Borrowings. (i) Subject to the terms and express conditions set forth herein, each Initial Term Lender made, on the Closing Date, a single loan in Dollars in an aggregate principal amount equal to its Initial Term Commitment, (ii) subject to the terms and express conditions set forth herein and in the First Incremental Facility Amendment, each First Amendment Incremental Term Loan Lender with a First Amendment Incremental Term Loan Commitment as of the First Amendment Effective Date made a First Amendment Incremental Term Loan to the Borrower on the First Amendment Effective Date in Dollars in an aggregate principal amount equal to such First Amendment Incremental Term Loan Lender’s First Amendment Incremental Term Loan Commitment, (iii) subject to the terms and express conditions set forth herein and in the Second Incremental Facility Amendment, the Second Amendment Incremental Term Loan Lender made the Second Amendment Incremental Term Loans to the Borrower on the Second Amendment Effective Date in Dollars in an aggregate principal amount equal to the Second Amendment Incremental Term Loan Commitment, (iv) subject to the terms and express conditions set forth herein and in the Third Amendment, the Third Amendment Incremental Term Loan Lenders made the Third Amendment Incremental Term Loans to the Borrower on the Third Amendment Effective Date in Dollars in an aggregate principal amount equal to the Third Amendment Incremental Term Loan Commitment and (v) subject to the terms and express conditions set forth herein and in the Fifth Amendment, the Fifth Amendment Incremental Term Loan Lenders made the Fifth Amendment Incremental Term Loans to the Borrower on the Fifth Amendment Effective Date in Dollars in an aggregate principal amount equal to the Fifth Amendment Incremental Term Loan Commitment. The aggregate principal amount of the First Amendment Incremental Term Loans made on the First Amendment Effective Date was $23,000,000. The aggregate principal amount of the Second Amendment Incremental Term Loans made on the Second Amendment Effective Date was $20,000,000. The aggregate principal amount of the Third Amendment Incremental Term Loans made on the Third Amendment Effective Date was $175,000,000. The aggregate principal amount of

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the Fifth Amendment Incremental Term Loans made on the Fifth Amendment Effective Date was $50,000,000. For the avoidance of doubt, on and after the First Amendment Effective Date the terms of the First Amendment Incremental Term Loans to be made hereunder shall, except to the extent of any upfront fees or original issue discount, which shall be as set forth herein, be the same as the terms of the Initial Term Loans immediately prior to the First Amendment Effective Date, and the First Amendment Incremental Term Loans made on the First Amendment Effective Date and the Initial Term Loans immediately prior to the First Amendment Effective Date shall collectively be the Initial Term Loans hereunder. For the avoidance of doubt, on and after the Second Amendment Effective Date the terms of the Second Amendment Incremental Term Loans shall, except to the extent of any original issue discount or upfront fees which shall not be applicable to the Second Amendment Incremental Term Loans, be the same as the terms of the Initial Term Loans immediately prior to the Second Amendment Effective Date, and the Second Amendment Incremental Term Loans made on the Second Amendment Effective Date and the Initial Term Loans immediately prior to the Second Amendment Effective Date shall collectively be the Initial Term Loans hereunder. For the avoidance of doubt, on and after the Third Amendment Effective Date the terms of the Third Amendment Incremental Term Loans shall, except to the extent of any original issue discount or upfront fees which shall not be applicable to the Third Amendment Incremental Term Loans, be the same as the terms of the Initial Term Loans immediately prior to the Third Amendment Effective Date, and the Third Amendment Incremental Term Loans made on the Third Amendment Effective Date and the Initial Term Loans immediately prior to the Third Amendment Effective Date shall collectively be the Initial Term Loans hereunder. For the avoidance of doubt, on and after the Fifth Amendment Effective Date the terms of the Fifth Amendment Incremental Term Loans shall, except to the extent of any original issue discount or upfront fees which shall not be applicable to the Fifth Amendment Incremental Term Loans, be the same as the terms of the Initial Term Loans immediately prior to the Fifth Amendment Effective Date, and the Fifth Amendment Incremental Term Loans made on the Fifth Amendment Effective Date and the Initial Term Loans immediately prior to the Fifth Amendment Effective Date shall collectively be the Initial Term Loans hereunder. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Initial Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(e)                Clause (ii) of Section 2.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follow:

(ii) 12:00 p.m. three Business Days prior to the requested date of any Borrowing of Eurocurrency Rate Term Loans, continuation of Eurocurrency Rate Term Loans or any conversion of Base Rate Term Loans to Eurocurrency Rate Term Loans denominated in Dollars (provided that, if such Borrowing is an initial Credit Extension to be made on the Closing Date, notice must be received by the Administrative Agent not later than, in the case of Initial Term Loans, 1:00 p.m. one Business Day prior to the Closing Date; provided, further, that, with respect to the Borrowing of Second Amendment Incremental Term Loans made on the Second Amendment Effective Date, notice must be received on the Second Amendment Effective Date; provided, further, that, with respect to the Borrowing of Third Amendment Incremental Term Loans made on the Third Amendment Effective Date, notice must be received on the Third Amendment Effective Date; provided, further, that, with respect to the Borrowing of Fifth Amendment Incremental Term Loans made on the Fifth Amendment Effective Date, notice must be received on the Fifth Amendment Effective Date),

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(f)                 Clause (b) of Section 2.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)       Initial Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Initial Term Lenders: (A) on or prior to the last Business Day of each March, June, September and December that occurs prior to the Initial Term Loan Maturity Date, an aggregate amount equal to $4,305,076.69 and (B) on the Initial Term Loan Maturity Date, an aggregate amount equal to the aggregate principal amount of all Initial Term Loans outstanding on such date.

SECTION 3.          Conditions to Effectiveness. The effectiveness of the Fifth Amendment Incremental Term Loan Commitment, the funding of the Fifth Amendment Incremental Term Loans and the effectiveness of the amendments to the Credit Agreement set forth herein are each subject to the satisfaction (or waiver by the Fifth Amendment Incremental Term Loan Lenders) of each of the following conditions (the date on which such conditions shall have been so satisfied or waived, the “Fifth Amendment Effective Date”):

(a)                the Administrative Agent shall have executed a counterpart of this Amendment and received (i) a counterpart to this Amendment executed and delivered by the Borrower and Holdings and (ii) the executed Lender Addendum by the Fifth Amendment Incremental Term Loan Lenders;

(b)                on and as of the Fifth Amendment Effective Date, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified), in each case, on and as of the Fifth Amendment Effective Date and after giving effect to the Fifth Amendment Incremental Term Loans and the amendments made pursuant to this Amendment on the Fifth Amendment Effective Date (except in the case of any representation and warranty which specifically refers to an earlier date, such representation and warranty shall have been true and correct in all material respects as of such earlier date);

(c)                the Borrower shall have paid all expenses required to be paid by the Borrower to the Administrative Agent and the Fifth Amendment Incremental Term Loan Lenders on or before the Fifth Amendment Effective Date, including the reasonable and documented out-of-pocket expenses of Milbank LLP, counsel to the Administrative Agent (which fees may be offset against the proceeds of the Fifth Amendment Incremental Term Loans funded on the Fifth Amendment Effective Date), in each case, to the extent invoiced at least two (2) Business Days prior to the Fifth Amendment Effective Date (except as otherwise reasonably agreed by the Borrower);

(d)                the Administrative Agent shall have received a certificate dated the Fifth Amendment Effective Date and executed by a Responsible Officer of each of the Loan Parties, certifying that attached thereto is a true and complete copy of resolutions or written consents of its board of directors or other relevant governing body or Person, as the case may be, authorizing the execution, delivery and performance of this Amendment and any other Loan Document to which it is a party to be entered into as of the Fifth Amendment Effective Date, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect without amendment, modification or rescission;

(e)                the Administrative Agent shall have received a certificate from the chief financial officer, chief accounting officer or other Responsible Officer of the Borrower attesting to the Solvency of the Borrower and its Restricted Subsidiaries on a consolidated basis after giving effect to this Amendment on the Fifth Amendment Effective Date, substantially in the form of Exhibit L to the Credit Agreement;

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(f)                 no Default or Event of Default shall have occurred and be continuing on the Fifth Amendment Effective Date after giving effect to this Amendment and the Fifth Amendment Incremental Term Loans on the Fifth Amendment Effective Date;

(g)                the Administrative Agent shall have received an officer’s certificate from a Responsible Officer of Holdings and dated the Fifth Amendment Effective Date, certifying that (i) each condition set forth in Sections 3(b) and 3(f) hereof have been satisfied on and as of the Fifth Amendment Effective Date and (ii) the Fifth Amendment Incremental Term Loans comply with the provisions of Section 2.16 of the Credit Agreement (including by stating with specificity whether the Fifth Amendment Incremental Term Loans are being incurred pursuant to clause (a), clause (d) or clause (e) (or a combination thereof) of the definition of “Incremental Cap”);

(h)                the Administrative Agent shall have received the legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, acting as New York counsel for the Borrower and each other Loan Party, addressed to the Administrative Agent and the Fifth Amendment Incremental Term Loan Lenders and reasonably satisfactory to the Administrative Agent;

(i)                 the Administrative Agent shall have received a Loan Notice relating to the Borrowing of the Fifth Amendment Incremental Term Loans on the Fifth Amendment Effective Date; and

(j)                 prior to, or substantially simultaneously with, the funding of the Fifth Amendment Incremental Term Loans, the Acquisition shall have been consummated.

SECTION 4.          Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendments to the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case, as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties, including the Fifth Amendment Incremental Term Loans, under the Amended Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

SECTION 5.          Continuing Effect; No Novation.

(a) Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or any other Loan Document or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “the Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

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(b) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document and an Incremental Joinder.

SECTION 6.          Deemed Notice. It is understood and agreed that on and after the Fifth Amendment Effective Date, execution and delivery of this Amendment shall be deemed to satisfy the requirements of Section 2.16 of the Credit Agreement with respect to notice in respect of this Incremental Facility.

SECTION 7.          Amendments; Execution in Counterparts. This Amendment, or any of the terms hereof, may not be amended, supplemented or modified, nor may any provision hereof be waived, except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent, the Required Lenders and the Fifth Amendment Incremental Term Loan Lenders. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Any signature to this Amendment and the other documents delivered in connection herewith may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

SECTION 8.          GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO (EXCEPT THAT, (X) IN THE CASE OF ANY MORTGAGE OR OTHER SECURITY DOCUMENT, PROCEEDINGS MAY ALSO BE BROUGHT BY THE ADMINISTRATIVE AGENT IN THE STATE OR OTHER JURISDICTION IN WHICH THE RESPECTIVE MORTGAGED PROPERTY OR COLLATERAL IS LOCATED OR ANY OTHER RELEVANT JURISDICTION AND (Y) IN THE CASE OF ANY BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDINGS WITH RESPECT TO THE ADMINISTRATIVE AGENT, ANY L/C ISSUER OR ANY OTHER LENDER, ACTIONS OR PROCEEDINGS RELATED TO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN SUCH COURT HOLDING SUCH BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDINGS

SECTION 9.          WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY

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SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LATHAM POOL PRODUCTS, INC., as the Borrower

By:	/s/ Scott M. Rajeski
Name: Scott M. Rajeski
Title: Chief Executive Officer and President

LATHAM INTERNATIONAL MANUFACTURING CORP., as Holdings

By:	/s/ Scott M. Rajeski
Name: Scott M. Rajeski
Title: Chief Executive Officer and President

Pool Cover Specialists, LLC,
LPP US, LLC,
GL International, LLC,
each as a Subsidiary Guarantor

By:	/s/ Scott M. Rajeski
Name: Scott M. Rajeski
Title: President

Signature Page to Fifth Incremental Facility Amendment

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Administrative Agent

By:	/s/ Andrew Keith
Name: Andrew Keith
Title: Executive Director

Signature Page to Fifth Incremental Facility Amendment

LENDER ADDENDUM TO THE FIFTH INCREMENTAL FACILITY AMENDMENT,
DATED AS OF NOVEMBER 24, 2021

[REDACTED]

[Signature Pages Follow]

EMERALD DIRECT LENDING 2 LIMITED PARTNERSHIP, as a Fifth Amendment Incremental Term Loan Lender

By: Blackstone Alternative Credit Advisors LP as investment manager

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

BGSL BRECKENRIDGE FUNDING LLC,
as a Fifth Amendment Incremental Term Loan Lender

By: Blackstone Secured Lending Fund, as sole member

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED MONARCH PEAK FUNDING LLC,
as a Fifth Amendment Incremental Term Loan Lender

By: Blackstone Private Credit Fund, as sole member

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED SUMMIT PEAK FUNDING LLC,
as a Fifth Amendment Incremental Term Loan Lender

By: Blackstone Private Credit Fund, as sole member

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Fifth Incremental Facility Amendment

BLACKSTONE HOLDINGS FINANCE CO. L.L.C., as a Fifth Amendment Incremental Term Loan Lender

By: Blackstone Holdings I L.P., its sole member
By: Blackstone Holdings I/II GP., Inc., its general partner

By:	/s/ Eric Liaw
Name: Eric Liaw
Title: Authorized Signatory

Signature Page to Fifth Incremental Facility Amendment

Exhibit I

Lender Addendum

[Attached]

EXHIBIT I

LENDER ADDENDUM TO THE FIFTH INCREMENTAL FACILITY AMENDMENT,
DATED AS OF NOVEMBER 24, 2021

[REDACTED]

[Signature Pages Follow]

EMERALD DIRECT LENDING 2 LIMITED PARTNERSHIP, as a Fifth Amendment Incremental Term Loan Lender

By: Blackstone Alternative Credit Advisors LP as investment manager

By:
Name: Marisa J. Beeney
Title: Authorized Signatory

BGSL BRECKENRIDGE FUNDING LLC,
as a Fifth Amendment Incremental Term Loan Lender

By: Blackstone Secured Lending Fund, as sole member

By:
Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED MONARCH PEAK FUNDING LLC,
as a Fifth Amendment Incremental Term Loan Lender

By: Blackstone Private Credit Fund, as sole member

By:
Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED SUMMIT PEAK FUNDING LLC,
as a Fifth Amendment Incremental Term Loan Lender

By: Blackstone Private Credit Fund, as sole member

By:
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Fifth Incremental Facility Amendment

BLACKSTONE HOLDINGS FINANCE CO. L.L.C., as a Fifth Amendment Incremental Term Loan Lender

By: Blackstone Holdings I L.P., its sole member
By: Blackstone Holdings I/II GP., Inc., its general partner

By:
Name: Eric Liaw
Title: Authorized Signatory

Signature Page to Fifth Incremental Facility Amendment